FIRST INVESTORS LIFE SERIES FUND
                Supplement to Prospectus dated October 13, 1995


     On October 30, 1995, Clark D. Wagner, Chief Investment Officer of FIMCO, became primarily responsible for the day-to-day management of the Government Fund and Target Maturity 2007 Fund. Mr. Wagner joined FIMCO in 1991 as Portfolio Manager for all of First Investors municipal bond funds. As of October 30, 1995, Mr. Wagner also assumed the primary responsibility for the day-to-day management of First Investors Government Fund, Inc. and the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Wagner was a Vice President at General Electric Investment Corporation from 1988-1991, where he managed a tax exempt portfolio.

     Each series of the Life Series Fund may be referred to as "Fund" or "Series" in its prospectus, the prospectuses for Separate Accounts B and C and the underlying Policies and Contracts, respectively.


                                             November 1, 1995

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